UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2008

Guess?, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11893	95-3679695
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1444 S. Alameda Street
Los Angeles, California	90021
(Address of Principal Executive Offices)	(Zip Code)

(213) 765-3100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Guess?, Inc. (the “Company”) is announcing that its Executive Vice President and Chief Supply Chain Officer, Stephen Pearson, has left the Company effective February 4, 2008. Mr. Pearson will receive the severance compensation specified in his Employment Agreement, dated January 31, 2006, plus continued health benefit coverage for a one year period, subject in each case to certain mitigation provisions. These severance terms are governed by a Separation Agreement dated as of January 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guess?, Inc.

		By:	/s/ Carlos Alberini
Date:	February 5, 2008		Carlos Alberini
President and Chief Operating Officer